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                                                                   EXHIBIT 99.3


                            PARTICIPATION AGREEMENT


         This PARTICIPATION AGREEMENT (this "Agreement") dated as of March 14, 2003 is by and between LC CAPITAL MASTER FUND, LTD., a corporation organized under the laws of the Cayman Islands (the "Noteholder") and PERSONNEL GROUP OF AMERICA, INC., a Delaware corporation (the "Company").

         In consideration of the payment of one dollar and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Noteholder hereby represents, covenants and agrees as follows:

         1.1.     Representations of Noteholder.

                  (a) For purposes of this Agreement, the Noteholder is the beneficial owner of Two Million Four Hundred Thousand Dollars ($2,400,000) in aggregate principal amount of the 5 3/4% Convertible Subordinated Notes of the Company due 2004 (the "Notes"), and the Noteholder has full power and authority to assign and transfer all such Notes. The Noteholder has good title to the Notes, free and clear of any liens, pledges, security interests, claims or other encumbrances and any options, warrants, or rights to acquire any of the Notes, in each case, that would prevent or materially impair the performance of the obligations of the Noteholder under this Agreement.

                  (b) The Noteholder understands that the Notes Exchange (as hereinafter defined) involves substantial risk. The Noteholder has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of the investment in the capital stock contemplated hereby, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risk of this investment in the Company's capital stock and protecting its own interests in connection with this investment. The Noteholder is an "accredited investor" as defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                  (c) The Noteholder is acquiring the shares of capital stock in the Notes Exchange for its own account and for investment purposes only and not with a view to, or for resale in connection with, any distribution thereof in violation of the Securities Act.

                  (d) The Noteholder has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and the opportunity to review the Company's business plan. The Noteholder has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Noteholder acknowledges that it has had an opportunity to conduct its own independent due diligence investigation of the Company.


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                  (e)      Neither the Noteholder nor any of its affiliates,
officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement.

                  (f) There are no actions, suits, arbitrations or proceedings pending, or to the knowledge of the Noteholder, threatened, before any court or any foreign or domestic governmental, regulatory or self-regulatory authority, agency, commission, body or other entity (each, a "Governmental Entity") against the Noteholder that individually or in the aggregate could materially impair the Noteholder's ability to consummate the transactions contemplated by this Agreement, and the Noteholder is not subject to any order of any Governmental Entity that individually or in the aggregate is reasonably likely to have a material adverse effect on its ability to consummate the transactions contemplated by this Agreement.

                  (g) Other than the confidentiality agreement between the Noteholder and the Company and any amendments thereto, to the Noteholder's knowledge, the Noteholder is not a party to any confidentiality agreement or similar agreement that would prevent the Noteholder from disclosing information required to be disclosed by it in connection with the consummation of the transactions contemplated by this Agreement.

                  (h) The Noteholder agrees that, at the time of issuance, the shares of capital stock to be issued to it in the Notes Exchange will not be registered under the Securities Act or qualified under any state securities laws. Such capital stock is being issued on the basis that the issuance by the Company of capital stock to the Noteholder in the Notes Exchange is exempt from registration under the Securities Act and from applicable state securities laws. The Noteholder agrees that the reliance by the Company on such exemptions is predicated, in part, on the Noteholder's representations and warranties and other agreements set forth in this Agreement. The Noteholder acknowledges and agrees that each certificate representing shares of capital stock issued in the Notes Exchange shall bear substantially the following legend and that each certificate for shares of Series B Preferred Stock to be issued in the Notes Exchange shall bear any additional restrictive legends required by the certificate of designation for the Series B Preferred Stock:

                  THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS, OR (ii) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, REGISTRATION UNDER THE SECURITIES ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH TRANSFER.

         1.2.     Agreement to Participate in the Notes Exchange.

                  (a) Contingent on the satisfaction of certain terms and conditions or the permitted waiver of such terms and conditions, the Company has agreed, in a Restructuring Agreement dated as of March 14, 2003 (the "Restructuring Agreement") among the Company,


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PFI Corp., Staffplus, Inc., Infotech Services LLC, BAL Associates Incorporated,
Advanced Business Consultants, Inc., Venturi Staffing Partners LLC, Venturi Texas Staffing Partners, LP, certain Lenders under Amendment No. 5, dated as of December 31, 2002, to the Amended and Restated Credit Agreement, dated as of June 23, 1997, of the Company and certain Holders of the Notes (the "Holders"), to exchange the outstanding Notes held by the Holders for the Notes Exchange Consideration (as defined below) (the "Notes Exchange"). If and only if the Company consummates the Notes Exchange with the Holders, the Company agrees to accept for exchange and exchange the Notes of the Noteholder pursuant to this Agreement. In connection with the Notes Exchange, the Company will execute and deliver a Registration Rights Agreement with the Holders (the "Registration Rights Agreement"), and, upon exchange of its Notes (as set forth below), the Noteholder shall become a party to such agreement.

         For the purposes of this Agreement, the term "Notes Exchange Consideration" shall mean the consideration payable by the Company in the Notes Exchange to each Holder in respect of each $1,000 in principal amount of Notes exchanged in the Notes Exchange, which consideration shall consist of (A) $28.75 in cash and (B) 190.9560 shares of Common Stock and 9.5242 shares of Series B Preferred Stock (as defined below), as ratably reduced to reflect any principal amount less than $1,000 so exchanged. Notwithstanding any other provision of this Agreement, no fractional shares of Capital Stock or right to purchase fractional shares will be issued in the Notes Exchange to the Noteholder, and the fractional interest shall be rounded down or up, as the case may be, to the nearest whole share. The "Series B Preferred Stock" shall be substantially as set forth on Exhibit C to the Restructuring Agreement and have customary terms and conditions no less favorable to the Holders and the Noteholder than those set forth in such Exhibit and shall be in a form reasonably acceptable to the Company and the Holders pursuant to the Restructuring Agreement. Simultaneously with the execution of this Agreement, the Company has provided to the Noteholder a true and correct copy of the Restructuring Agreement.

                  (b) The Noteholder agrees to exchange Two Million Four Hundred Thousand ($2,400,000) of the Notes held by it in the Notes Exchange for the Notes Exchange Consideration.

                  (c) The closing of the Notes Exchange (and the transactions contemplated by this Agreement) (the "Closing") shall take place at the location and on the date specified by the Company.

         1.3.     Closing Deliveries.

                  (a) Company Deliveries. In connection with and at the Closing, the Company will deliver the following items to the Noteholder:

                           (i) the certificates representing the shares of capital stock of the Company included in the Notes Exchange Consideration to be received by the Noteholder, duly executed;

                           (ii) the cash included in the Notes Exchange Consideration to be received by the Noteholder, by wire transfer of immediately available funds to


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                  an account specified by the Noteholder in a writing delivered to the Company at least two business days prior to the date of the Closing;

                           (iii) a copy of the legal opinions of Robinson, Bradshaw & Hinson, P.A. and of the general counsel of the Company as to the Notes Exchange and the shares of capital stock issued in connection therewith, dated as of the date of the Closing, in form and substance reasonably satisfactory to the Noteholder, duly executed; and

                           (iv)     the Registration Rights Agreement, duly
                  executed.

                  (b) Noteholder Deliveries. In connection with and at the Closing, the Noteholder will deliver the following items to the Company:

                           (i) the Notes, indirectly through an agent, custodian or similar arrangement in book-entry form (e.g., by letter of free transfer) in exchange for the Notes Exchange Consideration, together with such other written instruments or accompanying documentation as may be reasonably necessary or appropriate to transfer and cancel such Notes; and

                           (ii)     such other written instruments or
                  accompanying documentation necessary or appropriate to consummate the transactions contemplated by this Agreement, as reasonably requested by the Company.

         1.4. Assignment. This Agreement shall not be assigned by operation of law or otherwise except to the extent permitted in the following sentence and provided that any such assignment does not result in a breach of any part of this Agreement. The Noteholder hereby agrees that, unless and until the Company notifies the Noteholder that it has abandoned or terminated the Notes Exchange, the Noteholder will not transfer or assign its Notes to any third party unless the Noteholder, prior to any such transfer or assignment, obtains from the transferee or assignee (and delivers to the Company) a written agreement, in a form reasonably satisfactory to the Company, whereby the transferee or assignee assumes all obligations of the Noteholder set forth in this Agreement.

         1.5. Governing Law and Venue. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State and County of New York and the Federal courts of the United States of America located in the Southern District of the State of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof


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may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in such other manner as may be permitted by law shall be valid and sufficient service thereof.

         1.6. Capitalized Terms. Capitalized terms used herein without definition shall have the means ascribed thereto in the Restructuring Agreement.


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         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by a duly authorized officer of the party hereto as of the date first above written.


                                    LC CAPITAL MASTER FUND, LTD.


                                    By: /s/ Steven Lampe
                                       ----------------------------------------
                                       Name: Steven Lampe
                                       Title: Managing Member


                                    PERSONNEL GROUP OF AMERICA, INC.


                                    By: /s/ Ken R. Bramlett, Jr.
                                       ----------------------------------------
                                       Name: Ken R. Bramlett, Jr.
                                       Title: Senior Vice President